UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2021

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On November 5, 2021, Ali El Siblani notified Desktop Metal, Inc. (together with its subsidiaries, the “Company”) of his intent to resign as a member of the Company’s Board of Directors and as an employee of the Company in his role as Chief Executive Officer of EnvisionTec US LLC. The decision of Mr. Siblani was not the result of any disagreement relating to the Company’s operations, policies or practices.

Additional Information and Where to Find It

This communication relates to a proposed business combination transaction between Desktop Metal and ExOne. In connection with the proposed transaction, Desktop Metal filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), includes a proxy statement of ExOne and a prospectus with respect to shares of Desktop Metal’s common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). INVESTORS AND SECURITY HOLDERS OF DESKTOP METAL AND EXONE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Beginning on October 12, 2021, ExOne mailed the proxy statement/prospectus to its stockholders in connection with meeting to be held to request approval of the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Desktop Metal at its website, ir.desktopmetal.com, or from ExOne at its website, investor.exone.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Desktop Metal, ExOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning Desktop Metal’s participants is set forth in the proxy statement, filed June 17, 2021, for Desktop Metal’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Information concerning ExOne’s participants is set forth in the proxy statement, filed April 1, 2021, for ExOne’s 2021 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Additional information regarding the interests of such participants in the solicitation of proxies, including direct and indirect interests, in respect of the proposed transaction is included in the registration statement and proxy statement/prospectus and other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date: November 8, 2021	By:	/s/ Ric Fulop
	Name:	Ric Fulop
	Title:	Chief Executive Officer